SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                 Form N-1A

REGISTRATION STATEMENT (NO. 2-54886) UNDER THE
SECURITIES ACT OF 1933
Pre-Effective Amendment No.
Post-Effective Amendment No. 34

                                    and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
Amendment No. 38
VANGUARD PREFERRED STOCK FUND
(Exact Name of Registrant as Specified in Charter)

P.O. Box 2600, Valley Forge, PA 19482
(Address of Principal Executive Office)
Registrant's Telephone Number (610) 669-1000
Raymond J. Klapinsky, Esquire
P.O. Box 876
Valley Forge, PA 19482

It is proposed that this filing become effective on February 21, 1997, pursuant to paragraph (b) of Rule 485.

Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective.

Registrant elects to register an indefinite number of shares pursuant to Rule 24f-2 under the Investment Company Act of 1940. Registrant filed its Rule 24f-2 Notice for the fiscal year ended October 31, 1996 on December 30, 1996.

                       VANGUARD PREFERRED STOCK FUND
                           CROSS REFERENCE SHEET

Form N-1A Item Number    Location in Prospectus
Item 1.     Cover Page -- Cover Page
Item 2.     Synopsis  --  Not Applicable
Item 3. Condensed Financial Information -- Financial Highlights; Fund Expenses; Yield and Total Return Disclosure
Item 4. General Description of Registrant -- Investment Objective; Investment Policies; Investment Risks; Implementation of Policies; Investment Limitations; General Information
Item 5. Management of the Fund -- Management of the Fund; Investment Adviser; Trustees and Officers
Item 6. Capital Stock and Other Securities -- Opening an Account and Purchasing Shares; The Fund's Share Price; Dividends, Capital Gains and Distributions
Item 7. Purchase of Securities Being Offered -- Opening an Account and Purchasing Shares
Item 8.     Redemption or Repurchase -- Selling Your Shares
Item 9.     Pending Legal Proceedings -- Not Applicable

Form N-1A Item Number    Location in Statement of Additional Information
Item 10.    Cover Page -- Cover Page
Item 11.    Table of Contents -- Cover Page
Item 12. General Information and History -- Investment Objective and Policies; General Information
Item 13. Investment Objective and Policies -- Investment Objective and Policies; Investment Limitations
Item 14.    Management of the Fund -- Management of the Fund; Investment
            Management
Item 15. Control Persons and Principal Holders of Securities -- Management of the Fund; General Information
Item 16. Investment Advisory and Other Services -- Management of the Fund; Investment Management
Item 17.    Brokerage Allocation -- Not Applicable
Item 18. Capital Stock and Other Securities -- General Information; Financial Statements
Item 19. Purchase, Redemption and Pricing of Securities Being Offered -- Purchase of Shares; Redemption of Shares
Item 20.    Tax Status -- Appendix
Item 21.    Underwriters -- Not Applicable
Item 22.    Calculations of Yield Quotations of Money Market Fund -- Not
            Applicable
Item 23.    Financial Statements -- Financial Statements

                                  Vanguard
                                 PREFERRED
                                 STOCK FUND

                        P  R  O  S  P  E  C  T  U  S

                          FEBRUARY 21, 1997

The Vanguard Group
Vanguard Financial Center
P.O. Box 2600
Valley Forge, PA 19482

Investor Information Department:
1-800-662-7447 (SHIP)

Client Services Department:
1-800-662-2739 (CREW)

Tele-Account for 24-Hour Access:
1-800-662-6273 (ON-BOARD)

Telecommunications Service for the Hearing-Impaired:
1-800-662-2738

Transfer Agent:
The Vanguard Group, Inc.
Vanguard Financial Center
Valley Forge, PA 19482

Vanguard
PREFERRED
STOCK FUND
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                                              A Member of The Vanguard Group
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PROSPECTUS--February 21, 1997
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NEW ACCOUNT INFORMATION: Investor Information Department--
1-800-662-7447 (SHIP)
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SHAREHOLDER ACCOUNT SERVICES: Client Services Department--
1-800-662-2739 (CREW)
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INVESTMENT OBJECTIVE AND POLICIES
          Vanguard Preferred Stock Fund (the "Fund") is an open-end diversified investment company that seeks to provide the maximum dividend income which qualifies for the 70% corporate dividends received deduction under federal tax law. The Fund invests primarily in the preferred stocks of domestic corporations. There is no assurance that the Fund will achieve its stated objective. Shares of the Fund are neither insured nor guaranteed by any agency of the U.S. Government, including the FDIC.
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OPENING AN ACCOUNT
          To open a regular (non-retirement) account, please complete and return the Account Registration Form. If you need assistance in completing this Form, please call the Investor Information Department. To open an Individual Retirement Account (IRA), please use a Vanguard IRA Adoption Agreement. To obtain a copy of this form, call 1-800-662-7447, Monday through Friday, from 8:00 a.m.
          to 9:00 p.m. and Saturday, from 9:00 a.m. to 4:00 p.m. (Eastern time). The minimum initial investment is $3,000 or $1,000 for Uniform Gifts/Transfers to Minors Act accounts. The Fund is offered on a no-load basis (i.e., there are no sales commissions or 12b-1 fees). However, the Fund incurs expenses for investment advisory, management, administrative and distribution services.
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ABOUT THIS PROSPECTUS
          This Prospectus is designed to set forth concisely the information you should know about the Fund before you invest. It should be retained for future reference. A "Statement of Additional Information" containing additional information about the Fund has been filed with the Securities and Exchange Commission. This Statement is dated February 21, 1997, and has been incorporated by reference into this Prospectus. A copy may be obtained, without charge, by writing to the Fund or by calling the Investor Information Department.

TABLE OF CONTENTS
                                                        Page
          Fund Expenses.................................   2
          Financial Highlights..........................   2
          Yield and Total Return........................   3

                         FUND INFORMATION
          Investment Objective..........................   4
          Investment Policies...........................   4
          Investment Risks..............................   4
          Who Should Invest.............................   5
          Implementation of Policies....................   6
          Investment Limitations........................   7
          Management of the Fund........................   8
          Investment Adviser............................   9
          Performance Record............................  10
          Dividends, Capital Gains and Taxes............  10
          The Share Price of the Fund...................  12
          General Information...........................  13

                         SHAREHOLDER GUIDE
          Opening an Account and Purchasing Shares......  14
          When Your Account Will Be Credited............  17
          Selling Your Shares...........................  17
          Exchanging Your Shares........................  20
          Important Information About
           Telephone Transactions.......................  21
          Transferring Registration.....................  22
          Statements and Reports........................  22
          Other Vanguard Services.......................  22

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
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                                     1

FUND EXPENSES
          The following table illustrates all expenses and fees that you would incur as a shareholder of the Fund. The expenses and fees set forth in the table are for the 1996 fiscal year.

                         Shareholder Transaction Expenses
          ------------------------------------------------------------------
          Sales Load Imposed on Purchases............................   None
          Sales Load Imposed on Reinvested Dividends................    None
          Redemption Fees...........................................    None
          Exchange Fees.............................................    None

                          Annual Fund Operating Expenses
          ------------------------------------------------------------------
          Management & Administrative Expenses.....................    0.20%
          Investment Advisory Fees.................................    0.13
          12b-1 Fees...............................................    None
          Other Expenses
            Distribution Costs..............................  0.02%
            Miscellaneous Expenses..........................  0.04
          Total Other Expenses......................................   0.06
                 Total Fund Operating Expenses......................   0.39%

          The purpose of this table is to assist you in understanding the various costs and expenses that you would bear directly or indirectly as an investor in the Fund.

          The following example illustrates the expenses that you would incur on a $1,000 investment over various periods, assuming (1) a 5% annual rate of return and (2) redemption at the end of each period. As noted in the table above, the Fund charges no redemption fees of any kind.

                      1 Year    3 Years    5 Years    10 Years
                      ------    -------    -------    --------
                        $4        $13        $22         $49

          This example should not be considered a representation of past or future expenses or performance. Actual expenses may be higher or lower than those shown.
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FINANCIAL HIGHLIGHTS
          The following financial highlights for a share outstanding throughout each period, insofar as they relate to each of the five years in the period ended October 31, 1996, have been audited by Price Waterhouse LLP, independent accountants, whose report thereon was unqualified. This information should be read in conjunction with the Fund's financial statements and notes thereto which, together with the remaining portions of the Fund's
          1996 Annual Report to Shareholders, are incorporated by reference in the Statement of Additional Information and in this Prospectus, and which appear, along with the report of Price Waterhouse LLP, in the Fund's 1996 Annual Report to
          Shareholders. For a more complete discussion of the Fund's performance, please see the Fund's 1996 Annual Report to Shareholders, which may be obtained without charge by writing to the Fund or by calling our Investor Information Department at 1-800-662-7447.

                                                                   Fiscal Year Ended October 31,
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                                   1996      1995      1994      1993      1992      1991      1990      1989      1988      1987
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning
  of Year ......................  $9.61     $8.35    $ 9.99     $9.32     $9.06     $8.22     $8.62     $7.94     $8.02     $9.76
                                  -----     -----    ------     -----     -----     -----     -----     -----     -----     -----
Investment Operations
  Net Investment Income ........    .69      .660      .660      .690      .749      .765      .695      .691      .765      .765
  Net Realized and Unrealized
    Gain (Loss) on Investments .    .04     1.250    (1.460)     .685      .236      .855     (.350)     .514      .170    (1.730)
                                  -----     -----    ------     -----     -----     -----     -----     -----     -----     -----
    Total from Investment
      Operations ...............    .73     1.910     (.800)    1.375      .985     1.620      .345     1.205      .935     (.965)
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Distributions
  Dividends from Net Investment
    Income .....................   (.67)    (.650)    (.700)    (.705)    (.725)    (.780)    (.745)    (.525)    (.895)    (.775)
  Distributions from Realized
    Capital Gains ..............     --        --     (.140)       --        --        --        --        --     (.120)       --
                                  -----     -----    ------     -----     -----     -----     -----     -----     -----     -----
    Total Distributions ........   (.67)    (.650)    (.840)    (.705)    (.725)   (.78 0)    (.745)    (.525)   (1.015)    (.775)
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Net Asset Value, End of Year ...  $9.67     $9.61     $8.35     $9.99     $9.32     $9.06     $8.22     $8.62     $7.94     $8.02
====================================================================================================================================
Total Return ...................   8.04%    23.79%   (8.45)%    15.56%    11.34%    20.83%     4.28%    15.82%    12.37%  (10.64)%
====================================================================================================================================
Ratios/Supplemental Data
Net Assets, End of
Ratio of Expenses to Average
  Net Assets ...................   0.39%     0.52%     0.51%     0.53%     0.58%     0.63%     0.65%     0.67%     0.66%     0.64%
Ratio of Net Investment Income
  to Average Net Assets ........   7.23%     7.43%     7.27%     6.77%     7.43%     7.96%     8.69%     9.11%     9.40%     8.60%
Portfolio Turnover Rate ........     31%       20%       27%       45%       33%       18%       15%       42%       52%       67%
Average Commission Rate Paid ... $.0600       N/A       N/A       N/A       N/A       N/A       N/A       N/A       N/A       N/A
------------------------------------------------------------------------------------------------------------------------------------

YIELD AND TOTAL RETURN
          From time to time the Fund advertises its yield and total return. Both yield and total return figures are based on historical earnings and are not intended to indicate future performance. The "total return" of the Fund refers to the average annual compounded rates of return over one-, five- and ten-year periods or over the life of the Fund (as stated in the advertisement) that would equate an initial amount invested at the beginning of a stated period to the ending redeemable value of the investment, assuming the reinvestment of all dividend and distributions.

          In accordance with industry guidelines set forth by the U.S. Securities and Exchange Commission, the "30-day yield" of the Fund is calculated by dividing the net investment income per share earned during a 30-day period by the net asset value per share on the last day of the period. Net investment income includes interest and dividend income earned on the Fund's securities; it is net of all expenses and all recurring and nonrecurring charges that have been applied to all shareholder accounts. The yield calculation assumes that the net investment income earned over 30 days is compounded monthly for six months and then annualized. Methods used to calculate advertised yields are standardized for all stock and bond mutual funds. However, these methods differ from the accounting methods used by the Fund to maintain its books and records, and so the advertised 30-day yield may not fully reflect the income paid to an investor's account or the yield reported in the Fund's reports to shareholders. Additionally the Fund may compare its performance to that of the Merrill Lynch Perpetual Preferred Index.

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INVESTMENT OBJECTIVE
The Fund seeks to provide qualified dividend income
          The Fund is an open-end diversified investment company. The objective of the Fund is to provide the maximum dividend income which qualifies for the corporate dividends received deduction (currently 70%) under federal tax law by investing primarily in the preferred stocks of domestic corporations. There is no assurance that the Fund will achieve its stated objective.

          The investment objective of the Fund is not fundamental and so may be changed by the Board of Trustees without shareholder approval.
----------------------------------------------------------------------------
INVESTMENT POLICIES
The Fund invests in preferred stocks
          Under normal circumstances, the Fund will invest more than 75% of its total assets in cumulative preferred stocks of domestic corporations which have been rated Baa or better by Moody's Investor Service, Inc. or BBB or better by Standard &
          Poor's Corporation. The remainder of the Fund's assets may be invested in (i) similarly rated fixed-income securities, including convertible preferred stocks and bonds, and money market instruments, and (ii) preferred stocks with lower ratings. The Fund will not sell any of the securities that it holds solely on account of such securities having been downgraded. Except for the qualified dividend income exclusion previously described, the Fund is managed without regard to tax ramifications.

          No investments will be made in common stocks. In the case of convertible securities, the conversion privilege may be exercised, but the common stocks received will be sold. The Fund will not ordinarily invest in non-cumulative or non-rated preferred stocks, but reserves the right to do so should market conditions dictate that it be in the best interests of the Fund and its shareholders. The Fund will not purchase warrants or rights directly and will not in any event hold rights or warrants to an extent greater than 5% of its total assets. See "Implementation of Policies" for other investment practices of the Fund.

          The Fund is responsible for voting the shares of all securities it holds.

          These policies are not fundamental and so may be changed by the Board of Trustees without shareholder approval.
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INVESTMENT RISKS
The Fund is subject to interest rate, credit and manager risks
          As a mutual fund investing primarily in perpetual preferred stocks, the Fund is subject to interest rate risk--i.e., the possibility that the market value of preferred stocks will vary inversely with interest rates. When interest rates rise, the value of preferred stocks will fall; when interest rates fall, the value of preferred stocks will rise.

          Perpetual preferred stocks are similar in many ways to corporate fixed-income securities; they provide investors with a fixed stream of income that is generated from corporate earnings. However, perpetual preferred stocks, unlike corporate bonds, do not have a stated maturity date. Because they lack a fixed maturity date, the prices of preferred stocks are extremely sensitive to changes in interest rates. Investors should anticipate that the fluctuations in market value of preferred stocks will generally exceed those of long-term government or corporate bonds (those with maturities of 15 to 30 years).

          As an illustration of interest rate risk, the table below depicts the effect of a one and two percentage point change in interest rates on long-term bonds:

            Percent Change in the Price of a Par Bond Yielding 5.5%

                     1 Percentage Point            1 Percentage Point
                         Increase in                   Decrease in
                       Interest Rates                Interest Rates
                     --------------------          -------------------
                           -11.1%                        +13.1%

                     2 Percentage Point            2 Percentage Point
                         Increase in                   Decrease in
                       Interest Rates                Interest Rates
                     -------------------           -------------------
                           -20.5%                        +28.6%

          This table is intended to provide you with guidelines for determining the degree of interest rate risk you may be willing to assume. The price changes shown should not be taken as representative of the Fund's current or future change in share price.

          In addition to interest rate risk, the Fund is also subject to a limited degree to credit risk--i.e., the likelihood that the issuing corporation will be unable to make the dividend payments due on its preferred stock. Credit risk in the Fund will be minimized by investing chiefly in investment grade preferred stocks, and by diversi- fying preferred stock investments among many companies and industries.

          The investment adviser manages the Fund according to the traditional methods of "active" investment management, which involve the buying and selling of securities based upon economic, financial and market analysis and investment judgment.
          Manager risk refers to the possibility that the Fund's investment adviser may fail to execute the Fund's investment strategy effectively. As a result, an investor in the Fund may lose money.
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WHO SHOULD INVEST
Investors seeking income which qualifies for the dividends received deduction
          The Fund is intended for investors who are seeking income from their investments and who can tolerate substantial price risks in pursuit of their income objectives. The Fund is suited to investors who are willing to hold their investments over a long time horizon in anticipation of the income that preferred stocks may provide. Because the Fund invests in preferred stocks, investors should be able to tolerate sharp, sometimes substantial fluctuations in the value of their investment due to changes in interest rates.

          By minimizing nonqualifying investment income (i.e., realized interest income and net realized short-term capital gains), the Fund is especially suitable for corporations seeking to benefit from the corporate dividends received deduction, which is currently 70%. Because of the tax considerations involved, the Fund may not be as suitable an investment for individuals, who, unlike corporations, are not permitted to exclude qualified dividends received from their taxable income.

          Because of the risks associated with stock investments, the Fund is intended to be a long-term investment vehicle and is not designed to provide investors with a means of speculating on short-term stock market movements. Investors who en-gage in excessive account activity generate additional costs which are borne by all of the Fund's shareholders. In order to minimize such costs, the Fund has adopted the following policies. The Fund reserves the right to reject any purchase request (including exchange purchases from other Vanguard portfolios) that is reasonably deemed to be disruptive to efficient portfolio management, either because of the timing of the investment or previous excessive trading by the investor. Additionally, the Fund has adopted exchange privilege limitations as described in the section "Exchange Privilege Limitations." Finally, the Fund reserves the right to suspend the offering of its shares.

          Given its objectives and risks, the Fund is not intended as a complete investment program. Most investors should maintain diversified holdings of securities with different risk characteristics--including common stocks, bonds and money market instruments.
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IMPLEMENTATION OF POLICIES
The Fund may invest in short-term fixed income securities
          In addition to investing in preferred stocks, the Fund follows a number of additional investment policies.

          Although it normally seeks to remain substantially invested in preferred stocks, the Fund may invest temporarily in certain short-term fixed income securities. Such securities may be used to invest uncommitted cash balances or to maintain liquidity to meet shareholder redemptions. Under normal circumstances, the Fund will invest no more than 35% of its assets in short-term fixed income securities. However, the Fund reserves the right to invest 100% of its assets in such securities for temporary defensive purposes. These short-term fixed income securities include: obligations of the United States Government and its agencies or instrumentalities; commercial paper, bank certificates of deposit, and bankers' acceptances; and repurchase agreements collateralized by these securities.

The Fund may lend its securities
          The Fund may lend its investment securities on a short-term or a long-term basis to qualified institutional investors for the purpose of realizing additional income. Loans of securities by the Fund will be collateralized by cash, letters of credit, or securities issued or guaranteed by the U.S. Government or its agencies. The collateral will equal at least 100% of the current market value of the loaned securities.

The Fund may borrow money
          The Fund may borrow money, subject to the limits set forth on page 8, for temporary or emergency purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities.

Portfolio turnover is not expected to exceed 100%
          Although it generally seeks to invest for the long term, the Fund retains the right to sell securities irrespective of how long they have been held. It is anticipated that the Fund's annual turnover rate will not exceed 100%. A turnover rate of 100% would occur, for example, if all of the securities of the Fund were replaced within one year.

Derivative Investing
          Derivatives are instruments whose values are linked to or derived from an underlying security or index. The most common and conventional types of derivative securities are futures and options.

The Fund may invest in derivative securities

          The Fund may invest in futures contracts and options, but only to a limited extent. Specifically, the Fund may enter into futures contracts provided that not more than 5% of its assets are required as a futures contract deposit; in addition, the Fund may enter into futures contracts and options transactions only to the extent that obligations under such contracts or transactions represent not more than 20% of the Fund's assets.

          Futures contracts and options may be used for several common fund management strategies: to maintain cash reserves while simulating full investment, to facilitate trading, to reduce transaction costs, or to seek higher investment returns when a specific futures contract is priced more attractively than other futures contracts or the underlying security or index.

          The Fund may use futures contracts for bona fide "hedging" purposes. In executing a hedge, a manager sells, for example, stock index futures to protect against a decline in the stock market. As such, if the market drops, the value of the futures position will rise, thereby offsetting the decline in value of the Fund's stock holdings.

The Fund may invest in CMOs
          The Fund may also invest modestly in a fairly conservative class of collateralized mortgage obligations (CMOs) which feature a high degree of cash flow predictability and moderate vulnerability to mortgage prepayment risk. To reduce credit risk, Vanguard purchases these less risky classes of collateralized mortgage obligations issued only by agencies of the U.S. Government or privately-issued collateralized mortgage obligations that carry high-quality investment-grade ratings.

Futures contracts and options pose certain risks
          The primary risks associated with the use of futures contracts and options are: (i) imperfect correlation between the change in market value of the stocks or bonds held by the Fund and the prices of futures contracts and options; and (ii) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures position prior to its maturity date. The risk of imperfect correlation will be minimized by investing in those contracts whose price fluctuations are expected to resemble those of the Fund's underlying securities. The risk that the Fund will be unable to close out a futures position will be minimized by entering into such transactions on a national exchange with an active and liquid secondary market.
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INVESTMENT LIMITATIONS
The Fund has adopted certain fundamental limitations
          The Fund has adopted certain limitations on its investment practices. Specifically, the Fund will not:

          (a) With respect to 75% of the value of its total assets, purchase the securities of any issuer (except obligations of the United States Government and its instrumentalities) if, as a result, the Fund would hold more than 10% of the outstanding voting securities of the issuer, or more than 5% of the value of the Fund's total assets would be invested in the securities of such issuer;
          (b) Invest more than 25% of its assets in any one industry, with the exception of the electric and/or gas industries; and

          (c) Borrow money, except from banks (or through reverse repurchase agreements) for temporary or emergency (not leveraging) purposes, and then not in an amount exceeding 15% of the value of the Fund's net assets (including the amount borrowed and the value of any outstanding reverse repurchase agreements) at the time the borrowing is made. Whenever borrowings exceed 5% of the value of the Fund's net assets, the Fund will not make any additional investments.

          These investment limitations are considered at the time investment securities are purchased. The limitations described here and in the Statement of Additional Information may be changed only with the approval of a majority of the Fund's shareholders.
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MANAGEMENT OF THE FUND
Vanguard administers and distributes the Fund
          The Fund is a member of The Vanguard Group of Investment Companies, a family of more than 30 investment companies with more than 90 distinct investment portfolios and total assets in excess of $240 billion. Through their jointly-owned subsidiary, The Vanguard Group, Inc. ("Vanguard"), the Fund and the other funds in the Group obtain at cost virtually all of their corporate management, administrative, shareholder accounting and distribution services. Vanguard also provides investment advisory services on an at-cost basis to certain Vanguard funds. As a result of Vanguard's unique corporate structure, the Vanguard funds have costs substantially lower than those of most competing mutual funds. In 1996, the average expense ratio (annual costs including advisory fees divided by total net assets) for the Vanguard funds amounted to approximately 0.29% compared to an average of 1.22% for the mutual fund industry (data provided by Lipper Analytical Services).

          The Officers of the Fund manage its day-to-day operations and are responsible to the Fund's Board of Trustees. The Trustees set broad policies for the Fund and choose its Officers. A list of the Trustees and Officers of the Fund and a statement of their present positions and principal occupations during the past five years can be found in the Statement of Additional Information.

          Vanguard employs a supporting staff of management and administrative personnel needed to provide the requisite services to the funds and also furnishes the funds with necessary office space, furnishings and equipment. Each fund pays its share of Vanguard's total expenses, which are allocated among the funds under methods approved by the Board of Trustees (Directors) of each fund. In addition, each fund bears its own direct expenses, such as legal, auditing and custodian fees.

          Vanguard also provides distribution and marketing services to the Vanguard funds. The funds are available on a no-load basis (i.e., there are no sales commissions or 12b-1 fees). However, each fund bears its share of the Group's distribution costs.

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INVESTMENT ADVISER
Wellington Management Company, LLP manages the Fund's investments
          The Fund has entered into an investment advisory agreement with Wellington Management Company, LLP ("WMC"), 75 State
          Street, Boston, MA 02109, under which WMC manages the investment and reinvestment of the Fund's assets and continuously reviews, supervises and administers the Fund's investment program. WMC discharges its responsibilities subject to the control of the Fund's Officers and Trustees.

          WMC is a professional investment advisory firm which globally provides services to investment companies, other institutions and individuals. Among the clients of WMC are more than 10 investment companies of The Vanguard Group. As of October 31, 1996,
          WMC held investment management authority with respect to more than $130 billion of assets. WMC and its predecessor organizations have provided investment advisory services to investment companies since 1933 and to investment counseling clients since 1960.

          Earl E. McEvoy, Senior Vice President of WMC, serves as portfolio manager of the Fund, a position he has held since October 1982. Mr. McEvoy also manages the Long-Term Corporate and High Yield Corporate Portfolios of Vanguard Fixed Income Securities Fund, as well as the High Yield Bond Portfolio of the Vanguard Variable Insurance Fund and the bond component of Vanguard/Wellesley Income Fund. Mr. McEvoy has been associated with Wellington Management Company for 19 years. Mr. McEvoy is supported by research and other investment services provided by the professional staff of WMC.

          The Fund pays WMC an advisory fee at the end of each fiscal quarter, calculated by applying a quarterly rate, based on the following annual percentage rates, to the Fund's average month-end net assets for the quarter:

                    Net Assets                                    Rate
                    ---------------------------------            -----
                    First $200 million                           .150%
                    Next $200 million                            .100%
                    Assets in excess of $400 million             .075%

          During the fiscal year which ended on October 31, 1996, the total advisory fees paid by the Fund to WMC represented an annual effective rate of .13 of 1% of the Fund's total average net assets. This fee was paid under a previous fee schedule that provided for a higher rate of fees.

          The investment advisory agreement with WMC authorizes the adviser to select brokers or dealers to execute purchases and sales of the Fund's portfolio securities, and directs the adviser to use its best efforts to obtain the best available price and most favorable execution with respect to all transactions. The full range and quality of brokerage services available are considered in making these determinations.

          The Fund has authorized WMC to pay higher commissions in recognition of brokerage services felt necessary for the achievement of better execution, provided the adviser believes this to be in the best interest of the Fund. Although the Fund does not market its shares through intermediary brokers or dealers, the Fund may place orders with qualified broker-dealers who recommend the Fund to clients if the Officers of the Fund believe that the quality of the transaction and the commission are comparable to what they would be with other qualified brokerage firms.

          The Fund's Board of Trustees may, without the approval of shareholders, provide for: (a) the employment of a new investment adviser pursuant to the terms of a new advisory agreement, either as a replacement for an existing adviser or as an additional adviser; (b) a change in the terms of an advisory agreement; and
          (c) the continued employment of an existing adviser on the same advisory contract terms where a contract has been assigned because of a change in control of the adviser. Any such change will only be made upon not less than 30 days' prior written notice to shareholders of the Fund which shall include substantially the information concerning the adviser that would have normally been included in a proxy statement.
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PERFORMANCE RECORD
          The table below provides investment results for the Fund for several periods over the Fund's lifetime. The results represent the Fund's "total return" investment performance, which assumes the reinvestment of all capital gains and income dividends for the indicated periods. Also included is comparative information on the unmanaged Merrill Lynch Perpetual Preferred Index, a measure of the investment performance of preferred stocks. The table does not make any allowance for federal, state or local income taxes, which shareholders must pay on a current basis.

          The results shown should not be considered a representation of the total return from an investment made in the Fund today. This information is provided to help investors better understand the Fund and may not provide a basis for comparison with other investments or mutual funds which use a different method to calculate performance.

              Average Annual Return for Vanguard Preferred Stock Fund
          ------------------------------------------------------------------
                                                           Merrill Lynch
          Fiscal Years         Vanguard Preferred       Perpetual Preferred
          Ended 10/31/96           Stock Fund                 Index**
          --------------       -------------------     -------------------
          1 Year                     + 8.0%                    +7.4%
          3 Years                    + 7.0                     +6.4
          5 Years                    + 9.5                     +8.6
          10 Years                   + 8.7                     +8.2
          Lifetime*                  +10.0                     +9.5

           *December 3, 1975, to October 31, 1996.
          **Standard & Poor's Preferred Stock Index through March 1989;
            Merrill Lynch Perpetual Preferred Index thereafter.
----------------------------------------------------------------------------
DIVIDENDS, CAPITAL GAINS AND TAXES
The Fund pays quarterly dividends
          The Fund expects to pay dividends quarterly from ordinary income. Net capital gains distributions, if any, will be made annually.

          In addition, in order to satisfy certain distribution requirements of the Tax Reform Act of 1986, the Fund may declare special year-end dividend and capital gains distributions during December. Such distributions, if received by shareholders by January 31, are deemed to have been paid by the Fund and received by shareholders on December 31 of the prior year.

          Dividend and capital gains distributions may be automatically reinvested or received in cash. See "Choosing a Distribution Option" for a description of these methods.

          The Fund intends to continue to qualify for taxation as a "regulated investment company" under the Internal Revenue Code so that it will not be subject to federal income tax to the extent its income is distributed to shareholders. Dividends paid by the Fund from net investment income, whether received in cash or reinvested in additional shares, will be taxable to shareholders as ordinary income.

Dividends will qualify for the dividends received deduction
          For corporate investors, if the Fund qualifies for taxation as a regulated investment company and satisfies certain requirements, a portion of the dividends paid by the Fund will be eligible, whether received in cash or reinvested in additional shares, for the corporate dividends received deduction, which is currently 70%. After such a deduction, the qualifying portion of the Fund's dividends would be subject to a maximum federal tax rate of 10.2%, in contrast to the current maximum federal corporate tax rate of 34%.

          In keeping with the policies and objectives of the Fund, the Fund will seek to maximize dividend income which qualifies for the corporate dividends received deduction. In fiscal year
          1996, all of the Fund's dividend distributions qualified for the dividends received deduction.

          In order to qualify for the corporate dividends received deduction, corporate shareholders must satisfy certain holding period requirements for the Fund's shares. Specifically, the deduction is only permitted when the Fund's shares have been held for more than 45 days. The holding period requirements apply to each block of Fund shares acquired, including each block of shares received in payment of the Fund's quarterly dividends. Corporate investors are advised to consult with their tax advisers on their eligibility for the dividends received deduction.

          Distributions paid by the Fund from long-term capital gains, whether received in cash or reinvested in additional shares, are taxable to shareholders, as long-term capital gains, regardless of the length of time the shareholder has owned the shares. Capital gains distributions result when the Fund realizes net capital gains on sales of portfolio securities. For the Fund, realized capital gains are not expected to be a significant or predictable part of investment return.

          Keep in mind that if you purchase shares shortly before the record date of a dividend or capital gains distribution, you will pay the full price for the shares and then receive some portion of the price back as a taxable dividend or capital gains distribution.

          The Fund notifies shareholders annually as to the tax status of distributions paid by the Fund. Except for qualification for the corporate dividends received deduction, the Fund is managed without regard to tax ramifications.

A capital gain or loss may be realized upon exchange or redemption
          A sale of shares of the Fund is a taxable event and may result in a capital gain or loss. A capital gain or loss may be realized from an ordinary redemption of shares or an exchange of shares between two mutual funds (or two portfolios of a mutual fund). Dividend distributions, capital gains distributions, and capital gains or losses from redemptions and exchanges may be subject to state and local taxes.

          The Fund is required to withhold 31% of taxable dividends, capital gains distributions, and redemptions paid to shareholders who have not complied with IRS taxpayer identification regulations. You may avoid this withholding requirement by certifying on your Account Registration Form your proper Social Security or Employer Identification number and by certifying that you are not subject to backup withholding.

          The Fund is organized as a Pennsylvania business trust and, in the opinion of counsel, is not liable for any income or franchise tax in the Commonwealth of Pennsylvania. The Fund will be subject to Pennsylvania county personal property tax in the county which is the site of its principal office. Shareholders who are residents of Pennsylvania will be exempt from county personal property taxes, except for shareholders who are residents of the City and School District of Pittsburgh.

          The tax discussion set forth above is included for general information only. Prospective investors should consult their own tax advisers concerning the tax consequences of an investment in the Fund.
----------------------------------------------------------------------------
THE SHARE PRICE OF THE FUND
          The Fund's share price or "net asset value" per share is determined by dividing the total assets of the Fund, less all liabilities, by the total number of shares outstanding. Net asset value is determined as of the regular close of the New York Stock Exchange (generally 4:00 p.m. Eastern time) on each day the exchange is open for trading. The Fund's net asset value includes interest on fixed-income securities which is accrued daily.

          Portfolio securities which are traded over-the-counter and on a stock exchange will be valued according to the broadest and most representative market, and it is expected that for bonds and other fixed-income securities (including preferred stocks) this market will ordinarily be the over-the-counter market. Valuation of such securities will be at the currently quoted bid price. When stock exchange valuations are used, the valuation will also be the latest quoted bid price on the day of valuation.

          Securities may be valued on the basis of prices provided by a pricing service when such prices are believed to better reflect the fair market value of such securities. The prices provided by a pricing service may be determined without regard to bid or last sale prices of each security but take into account institutional size trading in similar groups of securities and developments related to specific securities. Short-term instruments (those with remaining maturities of 60 days or less) may be valued at cost, plus or minus any amortized discount or premium, which approximates market. Other assets and securities for which market quotations are not readily available or which are restricted as to sale and other assets are valued by such methods as the Board of Trustees deems in good faith to reflect fair value.

          The Fund's share price can be found daily in the mutual fund listings of most major newspapers under the heading of Vanguard Group.
----------------------------------------------------------------------------
GENERAL INFORMATION
          The Fund is a Pennsylvania business trust and is authorized to issue an unlimited number of shares of beneficial interest, without par value. Annual meetings of shareholders will not be held except as required by the Investment Company Act of 1940 and other applicable law. An annual meeting will be held to vote on the removal of a Trustee or Trustees of the Fund if requested in writing by the holders of not less than 10% of the outstanding shares of the Fund.

          The shares of the Fund are fully paid and non-assessable; have no preference as to conversion, exchange, dividends, retirement or other features; and have no pre-emptive rights. The shares of the Fund have non-cumulative voting rights, meaning that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they so choose.

          All securities and cash are held by State Street Bank and Trust Company, Boston, MA. CoreStates Bank, N.A., holds daily cash balances that are used by the Fund to invest in repurchase agreements or securities acquired in these transactions. The Vanguard Group, Inc., Valley Forge, PA, serves as the Fund's Transfer and Dividend Disbursing Agent. Price Waterhouse LLP, serves as independent accountants for the Fund and will audit its financial statements annually. The Fund is not involved in any litigation.
----------------------------------------------------------------------------

                               SHAREHOLDER GUIDE
OPENING AN ACCOUNT AND PURCHASING SHARES
          You may open a regular (non-retirement) account, either by mail or wire. Simply complete and return an Account Registration Form and any required legal documentation, indicating the amount you wish to invest. Your purchase must be equal to or greater than the $3,000 minimum initial investment requirement ($1,000 for Uniform Gifts/Transfers to Minors Act accounts). You must open a new Individual Retirement Account by mail (IRAs may not be opened by wire) using a Vanguard IRA Adoption Agreement. Your purchase must be equal to or greater than the $1,000 minimum initial investment requirement, but no more than $2,000 if you are making a regular IRA contribution. Rollover contributions are generally limited to the amount withdrawn within the past 60 days from an IRA or other qualified Retirement Plan. If you need assistance with the forms or have any questions about this Fund, please call our Investor Information Department at 1-800-662-7447. Note: For other types of account registrations (e.g., corporations, associations, other organizations, trusts or powers of attorney), please call us to determine which additional forms you may need.

          The Fund's shares are purchased at the next-determined net asset value after your investment has been received. The Fund is offered on a no-load basis (i.e., there are no sales commissions or 12b-1 fees).

Purchase Restrictions

          1) Because of the risks associated with stock investments, the Fund is intended to be a long-term investment vehicle and is not designed to provide investors with a means of speculating on short-term stock market movements. Consequently, the Fund reserves the right to reject any specific purchase (and exchange purchase) request. The Fund also reserves the right to suspend the offering of shares for a period of time.

          2) Vanguard will not accept third-party checks to purchase shares of the Fund. Please be sure your purchase check is made payable to The Vanguard Group.

Additional Investments
          Subsequent investments to regular accounts may be made by mail ($100 minimum), wire ($1,000 minimum), exchange from another Vanguard Fund account, or Vanguard Fund Express. Subsequent investments to Individual Retirement Accounts may be made by mail ($100 minimum) or exchange from another Vanguard Fund account. In some instances, contributions may be made by wire or Vanguard Fund Express. Please call us for more information on these options.
          ------------------------------------------------------------------

Purchasing by Mail Complete and sign the enclosed Account Registration Form
                                     NEW ACCOUNT
          Please include the amount of your initial investment on the registration form, make your check payable to The Vanguard Group-38, and mail to:

          Vanguard Financial Center
          P.O. Box 2600
          Valley Forge, PA 19482

For express or registered mail, send to:
          Vanguard Financial Center
          455 Devon Park Drive
          Wayne, PA 19087

                 ADDITIONAL INVESTMENTS TO EXISTING ACCOUNTS
          Additional investments should include the Invest-by-Mail remittance form attached to your Fund confirmation statements. Please make your check payable to The Vanguard Group-38, write your account number on your check and, using the return envelope provided, mail to the address indicated on the Invest-by-Mail Form.

          All written requests should be mailed to one of the addresses indicated for new accounts. Do not send registered or express mail to the post office box address.
          ------------------------------------------------------------------
Purchasing By Wire Money should be wired to:
          CORESTATES BANK, N.A.
          ABA 031000011
          CORESTATES NO. 0101 9897
          ATTN VANGUARD

Before Wiring Please contact Client Services (1-800-662-2739)
          VANGUARD PREFERRED STOCK FUND
          ACCOUNT NUMBER
          ACCOUNT REGISTRATION

          To assure proper receipt, please be sure your bank includes the name of the Fund selected, the account number Vanguard has assigned to you and the eight-digit CoreStates number. If you are opening a new account, please complete the Account Registration
          Form and mail it to the "New Account" address above after
          completing your wire arrangement. Note: Federal Funds wire purchase orders will be accepted only when the Fund and Custodian Bank are open for business.
          ------------------------------------------------------------------
Purchasing By Exchange (from a Vanguard account)
          You may open an account or purchase additional shares by making an exchange from an existing Vanguard Fund account. However, the Fund reserves the right to refuse any exchange purchase request. Call our Client Services Department at 1-800-662-2739. The new account will have the same registration as the existing account.
          ------------------------------------------------------------------
Purchasing By Fund Express
Special Purchase and Automatic Investment
          The Fund Express Special Purchase option lets you move money from your bank account to your Vanguard account at your request. Or if you choose the Automatic Investment option, money will be moved from your bank account to your Vanguard account on the schedule (monthly, bimonthly [every other month], quarterly, semiannually or annually) you select. To establish these Fund Express options, please
          provide the appropriate information on the Account Registration Form. We will send you a confirmation of your Fund Express service; please wait two weeks before using the service.
----------------------------------------------------------------------------
CHOOSING A DISTRIBUTION OPTION
          You must select one of three distribution options:

          1. Automatic Reinvestment Option--Both dividends and capital gains distributions will be reinvested in additional Fund shares. This option will be selected for you automatically unless you specify one of the other options.
          2. Cash Dividend Option--Your dividends will be paid in cash and your capital gains will be reinvested in additional Fund shares.
          3. All Cash Option--Both dividend and capital gains distributions will be paid in cash.

          You may change your option by calling our Client Services Department (1-800-662-2739).

          In addition, an option to invest your cash dividends and/or capital gains distributions in another Vanguard Fund account is available. Please call our Client Services Department (1-800-662-
          2739) for information. You may also elect Vanguard Dividend Express which allows you to transfer your cash dividends and/or capital gains distributions automatically to your bank account. Please see "Other Vanguard Services" for more information.
----------------------------------------------------------------------------
TAX CAUTION
Investors should ask about the timing of capital gains and dividend distributions before investing
          Under Federal tax laws, the Fund is required to distribute net capital gains and dividend income to Fund shareholders. These distributions are made to all shareholders who own Fund shares as of the distribution's record date, regardless of how long the shares have been owned. Purchasing shares just prior to the record date could have a significant impact on your tax liability for the year. For example, if you purchase shares immediately prior to the record date of a sizable capital gain or income dividend distribution, you will be assessed taxes on the amount of the capital gain and/or dividend distribution later paid even though you owned the Fund shares for just a short period of time. (Taxes are due on the distributions even if the dividend or gain is reinvested in additional Fund shares.) While the total value of your investment will be the same after the distribution--the amount of the distribution will offset the drop in the net asset value of the shares--you should be aware of the tax implications the timing of your purchase may have.

          Prospective investors should, therefore, inquire about potential distributions before investing. The Fund's annual capital gains distribution normally occurs in December, while income dividends are generally paid quarterly in March, June, September and December. For additional information on distributions and taxes, see the section titled "Dividends, Capital Gains, and Taxes."
----------------------------------------------------------------------------

IMPORTANT ACCOUNT INFORMATION
Establishing Optional Services
          The easiest way to establish optional Vanguard services on your account is to select the options you desire when you complete your Account Registration Form. If you wish to add shareholder options later, you may need to provide Vanguard with additional information and a signature guarantee. Please call our Client Services Department (1-800-662-2739) for further assistance.

Signature Guarantees
          For our mutual protection, we may require a signature guarantee on certain written transaction requests. A signature guarantee verifies the authenticity of your signature and may be obtained from banks, brokers and any other guarantors that Vanguard deems acceptable. A signature guarantee cannot be provided by a notary public.

Certificates
          Share certificates will be issued upon request. If a certificate is lost, you may incur an expense to replace it.

Broker/Dealer Purchases
          If you purchase shares in Vanguard Funds through a registered broker-dealer or investment adviser, the broker-dealer or adviser may charge a service fee.

Cancelling Trades
          The Fund will not cancel any trade (e.g., a purchase, exchange or redemption) believed to be authentic, received in writing or by telephone, once the trade request has been received.

Electronic Prospectus Delivery
          You may receive a prospectus for the Fund or any of the
          Vanguard Funds in an electronic format. Please call
          1-800-231-7870 for additional information or see "Other Vanguard Services--Computer Access." If you elect to do so, you may also receive a paper copy of the prospectus by calling
          1-800-662-7447.
----------------------------------------------------------------------------
WHEN YOUR ACCOUNT WILL BE CREDITED
          The trade date is the date on which your account is credited. If your purchase is made by check, Federal Funds wire, or exchange, and is received by the close of the New York Stock Exchange (generally 4:00 p.m. Eastern time), your trade date is the day of receipt. If your purchase is received after the close of the Exchange, your trade date is the next business day. Your shares are purchased at the net asset value determined on your trade date.

          In order to prevent lengthy processing delays caused by the clearing of foreign checks, Vanguard will only accept a foreign check which has been drawn in U.S. dollars and has been issued by a foreign bank with a U.S. correspondent bank. The name of the U.S. correspondent bank must be printed on the face of the foreign check.
----------------------------------------------------------------------------
SELLING YOUR SHARES
          You may withdraw any portion of the funds in your account by redeeming shares at any time. You generally may initiate a redemption request by writing or by telephoning. Your redemption proceeds are normally mailed within two business days after the receipt of the request in Good Order.
          ------------------------------------------------------------------

Selling By Mail
          Requests should be mailed to Vanguard Financial Center, Vanguard Preferred Stock Fund, P.O. Box 1120, Valley Forge, PA 19482. (For express or registered mail, send your request to Vanguard Financial Center, Vanguard Preferred Stock Fund, 455 Devon Park Drive, Wayne, PA 19087.)

          The redemption price of shares will be the Fund's net asset value next determined after Vanguard has received all required documents in Good Order.

Definition of Good Order
          Good Order means that the request includes the following:

          1. The account number and Fund name.
          2. The amount of the transaction (specified in dollars or shares).
          3. Signatures of all owners exactly as they are registered on the account.
          4. Any required signature guarantees.
          5. Other supporting legal documentation that might be required in the case of estates, corporations, trusts, and certain other accounts.
          6. Any certificates that you hold for the account.

          If you have questions about this definition as it pertains to your request, please call our Client Services Department at 1-800-662-2739.
          ------------------------------------------------------------------
Selling By Telephone
          To sell shares by telephone, you or your pre-authorized representative may call our Client Services Department at 1-800-662-2739. The proceeds will be sent to you by mail or by wire. In addition to the details below, please see "Important Information About Telephone Transactions."

          By Mail: Telephone mail redemption is automatically established on your account unless you indicate otherwise on your Account Registration Form. You may redeem any amount by calling Vanguard. The proceeds will be paid to the registered shareholders. Please
          Note: As a protection against fraud, your telephone mail redemption privilege will be suspended for 15 calendar days following any expedited address change to your account. An expedited address change is one that is made by telephone, by Vanguard Online, or, in writing, without the signatures of all account owners.

          By Wire: Telephone wire redemption must be specifically elected for your account. The best time to elect telephone wire redemption is at the time you complete your Account Registration Form. If you do not presently have telephone wire redemption and wish to establish it, please contact our Client Services Department.

          With the wire redemption option, you may withdraw a minimum of $1,000 and have the amount wired directly to your bank account. Wire redemptions less than $5,000 are subject to a $5 charge deducted by Vanguard. There is no Vanguard charge for wire redemptions of $5,000 or more. However, your bank may assess a separate fee to accept incoming wires.

          A request to change the bank associated with your wire redemption option must be received in writing, signed by each registered shareholder, and accompanied by a voided check or preprinted deposit slip. A signature guarantee is required if your bank registration is not identical to your Vanguard Fund account registration.
          ------------------------------------------------------------------
Selling By Fund Express
Automatic Withdrawal & Special Redemption
          If you select the Fund Express Automatic Withdrawal option, money will be automatically moved from your Vanguard Fund account to your bank account according to the schedule you have selected. The Special Redemption option lets you move money from your Vanguard account to your bank account on an "as needed" basis. To establish these Fund Express options, please provide the appropriate information on the Account Registration Form. We will send you a confirmation of your Fund Express service; please wait two weeks before using the service.
          ------------------------------------------------------------------
Selling By Exchange
          You may sell shares of the Fund by making an exchange to another Vanguard Fund account. Please see "Exchanging Your Shares" for details.
          ------------------------------------------------------------------
Important Redemption Information
          Shares purchased by check or Fund Express may be redeemed at any time. However, your redemption proceeds will not be paid until payment for the purchase is collected, which may take up to ten calendar days.
          ------------------------------------------------------------------
Delivery of Redemption Proceeds
          Redemption requests received by telephone prior to the close of regular trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) are processed on the day of receipt and the redemption proceeds are normally sent on the following business day.

          Redemption requests received by telephone after the close of the Exchange are processed on the business day following receipt and the proceeds are normally sent on the second business day following receipt.

          Redemption proceeds must be sent to you within seven days of receipt of your request in Good Order, except as described above in "Important Redemption Information."

          If you experience difficulty in making a telephone redemption during periods of drastic economic or market changes, your redemption request may be made by regular or express mail. It will be implemented at the net asset value next determined after your request has been received by Vanguard in Good Order. The Fund reserves the right to revise or terminate the telephone redemption privilege at any time.

          The Fund may suspend the redemption right or postpone payment at times when the New York Stock Exchange is closed or under any emergency circumstances as determined by the United States Securities and Exchange Commission.

          If the Board of Trustees determines that it would be detrimental to the best interests of the Fund's remaining shareholders to make payment in cash, the Fund may pay redemption proceeds in whole or in part by a distribution in kind of readily marketable securities.
          ------------------------------------------------------------------

Vanguard's Average Cost Statement
          If you make a redemption from a qualifying account, Vanguard will send you an Average Cost Statement which provides you with the cost and tax basis of the shares you redeemed. Please see "Statements and Reports" for additional information.
          ------------------------------------------------------------------
Low Balance Fee and Minimum Account Balance Requirement
          Due to the relatively high cost of maintaining smaller accounts, the Fund will automatically deduct a $10 annual fee from non-retirement accounts with balances falling below $2,500 ($500 for Uniform Gifts/Transfers to Minors Act accounts). This fee deduction will occur mid-year, beginning in 1996. The fee generally will be waived for investors whose aggregate Vanguard assets exceed $50,000.

          In addition, the Fund reserves the right to liquidate any non-retirement account that is below the minimum initial investment amount of $3,000. If at any time your total investment does not have a value of at least $3,000, you may be notified that your account is below the Fund's minimum account balance requirement. You would then be allowed 60 days to make an additional investment before the account is liquidated. Proceeds would be promptly paid to the registered shareholder.

          Vanguard will not liquidate your account if it has fallen below $3,000 solely as a result of declining markets (i.e., a decline in a Fund's net asset value).
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EXCHANGING YOUR SHARES
          Should your investment goals change, you may exchange shares of Vanguard Preferred Stock Fund for those of other available Vanguard Funds.

Exchanging By Telephone
Call Client Services (1-800-662-2739)
          When exchanging shares by telephone, please have ready your Fund name, account number, Social Security or Employer Identification number listed on the account and the exact name and address in which the account is registered. Only the registered shareholder may complete such an exchange. Requests for telephone exchanges received prior to the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) are processed at the close of business that same day. Requests received after the close of the Exchange are processed the next business day. Telephone exchanges are not accepted into or from non-retirement investments in Vanguard Balanced Index Fund, Vanguard Index
          Trust, Vanguard Quantitative Portfolios, Vanguard REIT Index Portfolio and Vanguard International Equity Fund. If you experience difficulty in making a telephone exchange, your exchange request may be made by regular or express mail, and it will be implemented at the closing net asset value on the date received by Vanguard provided the request is received in Good Order.
          ------------------------------------------------------------------
Exchanging By Mail
          Please be sure to include on your exchange request the name and account number of your current Fund, the name of the Fund you wish to exchange into, the amount you wish to exchange, and the signatures of all registered account holders. Send your request to Vanguard Financial Center, Vanguard Preferred Stock Fund, P.O. Box 1120, Valley Forge, PA 19482. (For express or registered mail, send your request to Vanguard Financial Center, Vanguard Preferred Stock Fund, 455 Devon Park Drive, Wayne, PA 19087.)
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                                     20

Important Exchange Information
          Before you make an exchange, you should consider the following:

          * Please read the Fund's prospectus before making an exchange. For a copy and for answers to any questions you may have, call our Investor Information Department (1-800-662-7447).
          * An exchange is treated as a redemption and a purchase. Therefore, you could realize a taxable gain or loss on the transaction.
          * Exchanges are accepted only if the registrations and the taxpayer identification numbers of the two accounts are identical.
          * The shares to be exchanged must be on deposit and not held in certificate form.
          * New accounts are not currently accepted in Vanguard/Windsor
            Fund.
          * The redemption price of shares redeemed by exchange is the net asset value next determined after Vanguard has received any required documents in Good Order.

          Every effort will be made to maintain the exchange privilege. However, the Fund reserves the right to revise or terminate its provisions, limit the amount of or reject any exchange, as deemed necessary, at any time.

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EXCHANGE PRIVILEGE LIMITATIONS
          The Fund's exchange privilege is not intended to afford shareholders a way to speculate on short-term movements in the market. Accordingly, in order to prevent excessive use of the exchange privilege that may potentially disrupt the management of the Fund and increase transaction costs, the Fund has established a policy of limiting excessive exchange activity.

          Exchange activity generally will not be deemed excessive if limited to two substantive exchange redemptions (at least 30 days apart) from the Fund during any twelve month period. Notwithstanding these limitations, the Fund reserves the right to reject any purchase request (including exchange purchases from other Vanguard portfolios) that is reasonably deemed to be disruptive to efficient portfolio management.
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IMPORTANT INFORMATION ABOUT TELEPHONE TRANSACTIONS
          The ability to initiate redemptions (except wire redemptions) and exchanges by telephone is automatically established on your account unless you request in writing that telephone transactions on your account not be permitted. The ability to initiate wire redemptions by telephone will be established on your account only if you specifically elect this option in writing.

          To protect your account from losses resulting from unauthorized or fraudulent telephone instructions, Vanguard adheres to the following security procedures:

          1. Security Check. To request a transaction by telephone, the caller must know (i) the name of the Portfolio; (ii) the 10-digit account number; (iii) the exact name and address used in the registration; and (iv) the Social Security or employer identification number listed on the account.

          2. Payment Policy. The proceeds of any telephone redemption by mail will be made payable to the registered shareowner and mailed to the address of record, only. In the case of a telephone redemption by wire, the wire transfer will be made only in accordance with the shareowner's prior written instructions.

          Neither the Fund nor Vanguard will be responsible for the authenticity of transaction instructions received by telephone, provided that reasonable security procedures have been followed. Vanguard believes that the security procedures described above are reasonable, and that if such procedures are followed, you will bear the risk of any losses resulting from unauthorized or fraudulent telephone transactions on your account.
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TRANSFERRING REGISTRATION
          You may transfer the registration of any of your Fund shares to another person by completing a transfer form and sending it to:
          Vanguard Financial Center, P.O. Box 1110, Valley Forge, PA 19482. The request must be in Good Order. Before mailing your request, please call our Client Services Department (1-800-662-2739) for full instructions.
----------------------------------------------------------------------------
STATEMENTS AND REPORTS
          Vanguard will send you a confirmation statement each time you initiate a transaction in your account (except for checkwriting redemptions from Vanguard money market accounts). You will also receive a comprehensive account statement at the end of each calendar quarter. The fourth-quarter statement will be a year-end statement, listing all transaction activity for the entire calendar year.

          Vanguard's Average Cost Statement provides you with the average cost of shares redeemed from your account during the calendar year, using the average cost single category method. This service is available for most taxable accounts opened since January 1, 1986. In general, investors who redeemed shares from a qualifying Vanguard account may expect to receive their Average Cost Statement along with their Fund Summary Statement. Please call our Client Services Department (1-800-662-2739) for information.
          Financial reports on the Fund will be mailed to you semi-annually, according to the Fund's fiscal year-end.
----------------------------------------------------------------------------
OTHER VANGUARD SERVICES
          For more information about any of these services, please call our Investor Information Department at 1-800-662-7447.

Vanguard Direct Deposit Service
          With Vanguard's Direct Deposit Service, most U.S. Government checks (including Social Security and military pension checks) and private payroll checks may be automatically deposited into your Vanguard Fund account. Separate brochures and forms are available for direct deposit of U.S. Government and private payroll checks.

Vanguard Automatic Exchange Service
          Vanguard's Automatic Exchange Service allows you to move money automatically among your Vanguard Fund accounts. For instance, the service can be used to "dollar cost average" from a money market portfolio into a stock or bond fund or to contribute to an IRA or other retirement plan. Please contact our Client Services Department at 1-800-662-2739 for additional information.

Vanguard Fund Express
          Vanguard's Fund Express allows you to transfer money between your Fund account and your account at a bank, savings and loan association, or a credit union that is a member of the Automated Clearing House (ACH) system. You may elect this service on the Account Registration Form or call our Investor Information Department (1-800-662-7447) for a Fund Express application.

          Special rules govern how your Fund Express purchases or redemptions are credited to your account. In addition, some services of Fund Express cannot be used with specific Vanguard Funds. For more information, please refer to the Vanguard Fund Express brochure.

Vanguard Dividend Express
          Vanguard's Dividend Express allows you to transfer your dividends and/or capital gains distributions automatically from your Fund account, one business day after the Fund's payable date, to your account at a bank, savings and loan association, or a credit union that is a member of the Automated Clearing House (ACH) system. You may elect this service on the Account Registration Form or call our Investor Information Department (1-800-662-7447) for a Vanguard Dividend Express application.

Vanguard Tele-Account
          Vanguard's Tele-Account is a convenient, automated service that provides share price, price change and yield quotations on Vanguard Funds through any Touch-Tone[TM] telephone. This service also lets you obtain information about your account balance, your last transaction, and your most recent dividend or capital gains payment. In addition, you may perform investment exchanges of Vanguard Fund shares and redemptions by check using Tele-Account. To contact Vanguard's Tele-Account service, dial 1-800-ON-BOARD (1-800-662-6273). A brochure offering detailed operating instructions is available from our Investor Information Department (1-800-662-7447).

Computer Access
Vanguard Online Keyword: vanguard
          Vanguard Online allows you to obtain information via your personal computer on Fund share price, yield, and total return. Vanguard Online is offered through America Online (AOL). To establish an AOL account, call 1-800-238-6336.

Vanguard on the World Wide Web http://www.vanguard.com
          Vanguard sponsors an education-oriented website offering news and information about Vanguard Funds and services, as well as interactive, easy-to-use investment planning tools.

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                                     27

                                   PART B

                       VANGUARD PREFERRED STOCK FUND
        STATEMENT OF ADDITIONAL INFORMATION February 21, 1997

     This Statement is not a prospectus, but should be read in conjunction with the Fund's current Prospectus (dated February 21, 1997). To obtain the Prospectus please call the Investor Information Department:
                               1-800-662-7447

     TABLE OF CONTENTS                                       Page
     -----------------                                       ----
     Investment Objective and Policies........................  1
     Yield and Total Return...................................  5
     Purchase of Shares.......................................  5
     Redemption of Shares.....................................  5
     Investment Limitations...................................  6
     Management of the Fund...................................  8
     Investment Advisory Services............................. 11
     Portfolio Transactions................................... 11
     General Information...................................... 12
     Financial Statements..................................... 13
     Performance Measures..................................... 13
     Appendix -- Description of Preferred Stock Ratings....... 14

                     INVESTMENT OBJECTIVE AND POLICIES
     The following policies supplement the Fund's investment objective and policies set forth in the Prospectus.

Repurchase Agreements
     The Fund may invest in repurchase agreements with commercial banks, brokers or dealers either for defensive purposes due to market conditions or to generate income from its excess cash balances. A repurchase agreement is an agreement under which the Fund acquires a money market instrument (generally a security issued by the U.S. Government or an agency thereof, a banker's acceptance or a certificate of deposit) from a commercial bank, broker or dealer, subject to resale to the seller at an agreed upon price and date (normally, the next business day). A repurchase agreement may be considered a loan collateralized by securities. The resale price reflects an agreed upon interest rate effective for the period the instrument is held by the Fund and is unrelated to the interest rate on the underlying instrument. In these transactions, the securities acquired by the Fund (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement and are held by a custodian bank until repurchased. In addition, the Fund's Board of Trustees will monitor the Fund's repurchase agreement transactions generally and will establish guidelines and standards for review by the investment adviser of the creditworthiness of any bank, broker or dealer party to a repurchase agreement with the Fund. No more than an aggregate of 15% of the Fund's assets, at the time of investment, will be invested in repurchase agreements having maturities longer than seven days and securities subject to legal or contractual restrictions on resale or for which there are no readily available market quotations. See "Illiquid Securities" on page 2.

     The use of repurchase agreements involves certain risks. For example, if the other party to the agreement defaults on its obligation to repurchase the underlying security at a time when the value of the security has declined, the Fund may incur a loss upon disposition of the security. If the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a court may determine that the underlying security is collateral for a loan by the Fund not within the control of the Fund and therefore the realization by the Fund on such collateral may be automatically stayed. Finally, it is possible that the Fund may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement. While the Fund's management acknowledges these risks, it is expected that they can be controlled through careful monitoring procedures.

Illiquid Securities
     The Fund may not invest more than 15% of its net assets in illiquid securities. Illiquid securities are securities that may not be sold or disposed of in the ordinary course of business within seven business days at approximately the value at which they are being carried on a Fund's books. An illiquid security includes repurchase agreements which have a maturity of longer than seven days, securities which are illiquid by virtue of the absence of a readily available market, and demand instruments with a demand notice exceeding seven days. Illiquid securities may include securities that are not registered under the Securities Act of 1933 (the "1933 Act"), however, unregistered securities that can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act will not be considered illiquid so long as it is determined by the Fund's adviser that an adequate trading market exists for the security.

Futures Contracts and Options
     The Fund may enter into futures contracts, options, and options on futures contracts for the purpose of remaining fully invested and reducing transaction costs. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. Futures contracts which are standardized as to maturity date and underlying financial instrument are traded on national futures exchanges. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC"), a U.S. Government Agency. Assets committed to futures contracts will be segregated at the Fund's custodian bank to the extent required by law.

     Although futures contracts by their terms call for actual delivery or acceptance of the underlying securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out an open futures position is done by taking an opposite position ("buying" a contract which has previously been "sold" or "selling" a contract previously "purchased") in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract is bought or sold.

     Futures traders are required to make a good faith margin deposit in cash or government securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. Minimal initial margin requirements are established by the futures exchange and may be changed. Brokers may establish deposit requirements which are higher than the exchange minimums. Futures contracts are customarily purchased and sold that may range upward from less than 5% of the value of the contract being traded.

The Fund may invest in futures contracts and options
     Although it has no present intention to do so, the Fund may utilize equity futures contracts and options to a limited extent. Specifically, the Fund may enter into futures contracts provided that not more than 5% of its assets are required as a futures contract deposit; in addition, the Fund may enter into futures contracts and options transactions only to the extent that obligations under such contracts or transactions represent not more than 20% of the Fund's assets.

     Futures contracts and options may be used for several reasons: to maintain cash reserves while simulating full investment, to facilitate trading, to reduce transactions costs, or to seek higher investment returns when a futures contract is priced more attractively than the underlying equity security or index. Although futures contracts and options may be used as leveraged instruments, the Fund will not use futures contracts or options transactions to leverage its assets.

     For example, in order to remain fully invested in stocks, while maintaining liquidity to meet potential shareholder redemptions, the Fund may invest a portion of its assets in a stock index futures contract. Because futures contracts only require a small initial margin deposit, the Fund would then be able to maintain a cash reserve to meet potential redemptions, while at the same time remaining fully invested. Also, because the transaction costs of futures contracts and options may be lower than the costs of investing in stocks directly, it is expected that the use of futures contracts and options may reduce the Fund's total transaction costs.

Futures contracts and options pose certain risks
     The primary risks associated with the use of futures contracts and options are: (i) imperfect correlation between the change in market value of the stocks held by the Fund and the prices of futures and options; and (ii) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures position prior to its maturity date. The risk of imperfect correlation will be minimized by investing only in those contracts whose price fluctuations are expected to resemble those of the Fund's underlying securities. The risk that the Fund will be unable to close out a futures position will be minimized by entering into such transactions on a national exchange with an active and liquid secondary market.

     After a futures contract position is opened, the value of the contract is marked to the market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. The Fund expects to earn interest income on its margin deposits.

     Traders in futures contracts may be broadly classified as either "hedgers" or "speculators." Hedgers use the futures markets primarily to offset unfavorable changes in the value of securities otherwise held for investment purposes or expected to be acquired by them. Speculators are less inclined to own the securities underlying the futures contracts which they trade, and use futures contracts with the expectation of realizing profits from fluctuations in the value of the underlying securities. The Fund intends to use futures contracts only for bona fide hedging purposes.

     Regulations of the CFTC applicable to the Fund require that all of its futures transactions constitute bona fide hedging transactions. The Fund will only sell futures contracts to protect securities it owns against price declines or purchase contracts to protect against an increase in the price of securities it intends to purchase. As evidence of this hedging interest, the Fund expects that approximately 75% of its futures contract purchases will be "completed;" that is, equivalent amounts of related securities will have been purchased or are being purchased by the Fund upon sale of open futures contracts.

     Although techniques other than the sale and purchase of futures contracts could be used to control the Fund's exposure to market fluctuations, the use of futures contracts may be a more effective means of hedging this exposure. While the Fund will incur commission expenses in both opening and closing out futures positions, these costs are lower than transaction costs incurred in the purchase and sale of the underlying securities.

Restrictions on the Use of Futures Contracts
     The Fund will not enter into futures contract transactions to the extent that, immediately thereafter, the sum of its initial margin deposits on open contracts exceeds 5% of the market value of the Fund's total assets. In addition, the Fund will not enter into futures contracts to the extent that its outstanding obligations to purchase securities under these contracts would exceed 20% of the Fund's total assets.

Risk Factors in Futures Transactions
     Positions in futures contracts may be closed out only on an Exchange which provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to make delivery of the instruments underlying interest rate futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on the Fund's ability to effectively hedge. It is also possible that the Fund could both lose money on futures contracts and also experience a decline in value of its portfolio securities. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in a futures contract or related option. Additionally, investments in futures contracts and options involve the risk that the investment advisers will incorrectly predict stock market and interest rate trends.

     The Fund will minimize the risk that it will be unable to close out a futures contract by only entering into futures which are traded on national futures exchanges and for which there appears to be a liquid secondary market.

     The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract. However, because the futures strategies of the Fund are engaged in only for hedging purposes, the Adviser does not believe that the Fund is subject to the risks of loss frequently associated with futures transactions. The Fund would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline.

Utilization of futures transactions by the Fund does involve the risk of imperfect or no correlation where the securities underlying futures contracts have different maturities than the portfolio securities being hedged. It is also possible that the Fund could both lose money on futures contracts and also experience a decline in value of its portfolio securities. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in a futures contract or related option.

Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of future positions and subjecting some futures traders to substantial losses.

Federal Tax Treatment of Futures Contracts
     The Fund is required for Federal income tax purposes to recognize as income for each taxable year its net unrealized gains and losses on futures contracts held as of the end of the year as well as those actually realized during the year. In most cases, any gain or loss recognized with respect to a futures contract is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the contract. Furthermore, sales of futures contracts which are intended to hedge against a change in the value of securities held by the Fund may affect the holding period of such securities and, consequently, the nature of the gain or loss on such securities upon disposition. The Fund may be required to defer the recognition of losses on futures contracts to the extent of any unrecognized gains on related positions held by the Fund.

     In order for the Fund to continue to qualify for Federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income; i.e., dividends, interest, income derived from loans of securities, and gains from the sale of securities or foreign currencies, or other income derived with respect to its business of investing in such securities or currencies. In addition, gains realized on the sale or other disposition of securities held for less than three months must be limited to less than 30% of the Fund's annual gross income. It is anticipated that any net gain realized from the closing out of futures contracts will be considered gain from the sale of securities and therefore be qualifying income for purposes of the 90% requirement. In order to avoid realizing excessive gains on securities held less than three months, the Fund may be required to defer the closing out of futures contracts beyond the time when it would otherwise be advantageous to do so. It is anticipated that unrealized gains on futures contracts, which have been open for less than three months as of the end of the Fund's fiscal year and which are recognized for tax purposes, will not be considered gains on securities held less than three months for the purpose of the 30% test.

     The Fund will distribute to shareholders annually any net capital gains which have been recognized for Federal income tax purposes (including unrealized gains at the end of the Fund's fiscal year) on futures transactions. Such distributions will be combined with distributions of capital gains realized on the Fund's other investments and shareholders will be advised on the nature of the payments.

Lending of Securities
     The Fund may lend its portfolio securities on a short-term or a long-term basis to qualified institutional investors who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. By lending its portfolio securities, the Fund attempts to increase its income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund. The Fund may lend its portfolio securities to qualified brokers, dealers, banks or other financial institutions, so long as the terms and the structure of such loans are not inconsistent with the Investment Company Act of 1940, or the Rules and Regulations or interpretations of the Securities and Exchange Commission
(the "Commission") thereunder, which currently require that (a) the borrower pledge and maintain with the Fund collateral consisting of cash, an irrevocable letter of credit, or securities issued or guaranteed by the United States Government having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis), (c) the loan be made subject to termination by the Fund at any time, and (d) the Fund receive reasonable interest on the loan (which may include the Fund's investing any cash collateral in interest bearing short-term investments), any distributions on the loaned securities and any increase in their market value. The Fund will accept only cash as collateral for its loaned securities and will not lend portfolio securities if, as a result, the aggregate of such loans exceeds
10% of the value of the Fund's total assets. Loan arrangements made by the Fund will comply with all other applicable regulatory requirements, including the rules of the New York Stock Exchange, which rules presently require the borrower, after notice, to redeliver the securities within the normal settlement time of three business days. All relevant facts and circumstances, including the credit worthiness of the broker, dealer or institution, will be considered in making decisions with respect to the lending of securities, subject to review by the Fund's Board of Trustees. Since income derived from lending portfolio securities is not qualifying income for the purpose of the 70% intercorporate dividends received deduction under Federal tax laws, the Fund will limit such activity in accordance with its objective of maximizing dividend income which qualifies for the dividends deduction.

     At the present time, the Staff of the Commission does not object if an investment company pays reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by the investment company's Trustees (Directors).

                           YIELD AND TOTAL RETURN
     The yield of the Fund for the 30-day period ended October 31, 1996 was +7.21%.

     The average annual total return of the Fund for the one-, five- and ten-year periods ending October 31, 1996 was +8.04%, +9.52% and +8.73%, respectively. Total return is computed by finding the average compounded rates of return over the one-, five- and ten-year periods set forth above that would equate an initial amount invested at the beginning of the periods to the ending redeemable value of the investment.

                             PURCHASE OF SHARES
     The purchase price of shares of the Fund is the net asset value next determined after the order is received. The net asset value is calculated as of the close of the New York Stock Exchange on each day the Exchange is open for business. An order received prior to the close of the Exchange will be executed at the price computed on the date of receipt; and an order received after the close of the Exchange will be executed at the price computed on the next day the Exchange is open.

     The Fund reserves the right in its sole discretion (i) to suspend the offering of its shares, (ii) to reject purchase orders when in the judgment of management such rejection is in the best interest of the Fund, and (iii) to reduce or waive the minimum investment for or any other restrictions on initial and subsequent investments for certain fiduciary accounts such as employee benefit plans or under circumstances where certain economies can be achieved in sales of the Fund's shares.

                            REDEMPTION OF SHARES
     The Fund may suspend redemption privileges or postpone the date of payment (i) during any period that the New York Stock Exchange is closed, or trading on the Exchange is restricted as determined by the Securities and Exchange Commission (the "Commission"), (ii) during any period when an emergency exists as defined by the rules of the Commission as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it, or fairly to determine the value of its assets, and (iii) for such other periods as the Commission may permit.

     The Fund has made an election with the Commission to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of such period. Such commitment is irrevocable without the prior approval of the Commission. Redemptions in excess of the above limits may be paid, in whole or in part, in investment securities or in cash, as the Trustees may deem advisable; however, payment will be made wholly in cash unless the Trustees believe that economic or market conditions exist which would make such a practice detrimental to the best interests of the Fund. If redemptions are paid in investment securities, such securities will be valued as set forth in the Prospectus under "The Fund's Share Price" and a redeeming shareholder would normally incur brokerage expenses if he converted these securities to cash.

     No charge is made by the Fund for redemptions, except for wire withdrawals in amounts less than $5,000 which are subject to a $5.00 charge which will be deducted from the payment issued to you. Any redemption may be more or less than the shareholder's cost depending on the market value of the Fund's portfolio securities.

     Signature Guarantees -- To protect your account, the Fund and Vanguard from fraud, signature guarantees are required for certain redemptions. Signature guarantees enable the Fund to verify the identity of the person who has authorized a redemption from your account. Signature guarantees are required in connection with: (1) all redemptions, regardless of the amount involved, when the proceeds are to be paid to someone other than the registered owner(s) and/or registered address; and (2) share transfer requests. These requirements are not applicable to redemptions in Vanguard's prototype retirement plans except in connection with: (1) distributions made when the proceeds are to be paid to someone other than the plan participant;
(2) certain authorizations to effect exchanges by telephone; and (3) when proceeds are to be wired. These requirements may be waived by the Fund in certain instances.

     Signature guarantees may be obtained from a bank, broker or any other guarantor institution that Vanguard deems acceptable. Notaries public are not acceptable guarantors.

     The signature guarantees must appear either: (1) on the written request for redemption; (2) on a separate instrument for assignment ("stock power") which should specify the total number of shares to be redeemed; or (3) on all stock certificates tendered for redemption and, if shares held by the Fund are also being redeemed, on the letter or stock power.

                           INVESTMENT LIMITATIONS
     The Fund is subject to the following limitations which may not be changed without the approval of at least a majority of the outstanding voting securities of the Fund. The Fund will not:

     (1) Borrow money, except that the Fund may borrow from banks (or through reverse repurchase agreements), for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, in an amount not exceeding 15% of the value of the Fund's net assets (including the amount borrowed and the value of any outstanding reverse repurchase agreements) at the time the borrowing is made. Whenever borrowings exceed 5% of the value of the Fund's net assets, the Fund will not make any additional investments;

     (2) With respect to 75% of the value of its total assets, purchase the securities of any issuer (except obligations of the United States government and its instrumentalities) if, as a result, the Fund would hold more than 10% of the outstanding voting securities of the issuer, or more than 5% of the value of the Fund's total assets would be invested in the securities of such issuer;

     (3) Invest in companies for the purpose of exercising control;

     (4) Invest in securities of other investment companies, except as they may be acquired as a part of a merger, consolidation or acquisition of assets or otherwise to the extent permitted by Section 12 of the 1940 Act. The Fund will invest only in investment companies which have investment objectives and investment policies consistent with those of the Fund;

     (5) Engage in the business of underwriting securities issued by other persons, except to the extent that the Fund may technically be deemed to be an underwriter under the Securities Act of 1933, as amended, in disposing of portfolio securities;

     (6) Purchase or otherwise acquire any security (including the Fund's investment in The Vanguard Group, Inc.) if, as a result, more than 15% of its net assets would be invested in securities that are illiquid;

     (7) Purchase or sell real estate although it may purchase and sell securities of companies which deal in real estate or interests therein;

     (8) Purchase or sell commodities or commodity contracts, except that the Fund may invest in stock futures contracts, stock options and options on stock futures contracts to the extent that not more than 5% of its assets are required as deposit to secure obligations under such contracts and not more than 20% of the Funds assets are invested in futures contracts and options at any time;

     (9) Write, or invest in, put, call, straddle, or spread option contracts (except as described above in investment limitation No. 8) or invest in interests in oil, gas, or other mineral exploration or development programs;

     (10) Purchase securities on margin or sell any securities short (except as described above in investment limitation No. 8);

     (11) Make loans except (i) by purchasing bonds, debentures or similar obligations (including repurchase agreements) which are either publicly distributed or customarily purchased by institutional investors, and (ii) as provided under "Lending of Securities" (page 4); and

     (12) The Fund, with the exception of the electric and/or gas industries in which it may invest a majority of its assets, will not concentrate its investments in any other particular industry, by investing more than 25% of the value of its total assets taken at market value in securities of issuers all of which conduct their principal business activities in the same industry.

     These limitations are considered at the time investment securities are purchased. Notwithstanding these limitations the Fund may own all or any portion of the securities of, or make loans to, or contribute to the costs or other financial requirements of any company which will be wholly owned by the Fund and one or more other investment companies and is primarily engaged in the business of providing, at-cost, management, administrative or related services to the Fund and other investment companies. See "The Vanguard Group" on page 9.

     Although not fundamental policies subject to shareholder vote, as long as the Fund's shares are registered for sale in certain states, it will not

     (1) Invest more than 5% of the value of the total assets of the Fund at the time of investment in the securities of any issuers which have records of less than three years' continuous operation, including the operation of any predecessor, but this limitation does not apply to securities issued or guaranteed as to interest and principal by the United States Government or its agencies or instrumentalities; or

     (2) Purchase or retain any security of an issuer if an officer or director of the Fund, or its investment adviser owns beneficially more than 1/2% of the shares or securities of such issuer and all such directors and officers owning more than 1/2% of such shares or securities together own more than 5% of such shares or securities.

                           MANAGEMENT OF THE FUND

Officers and Trustees
     The Fund's Officers, under the supervision of the Board of Trustees, manage the day-to-day operations of the Fund. The Trustees set broad policies for the Fund and choose its Officers. Following is a list of the Trustees and Officers of the Fund and a brief statement of their present positions and principal occupations during the past 5 years. As of January 31, 1997, the Trustees and Officers of the Fund owned less than 1% of the Fund's outstanding shares. The mailing address of the Trustees and Officers of the Fund is Post Office Box 876, Valley Forge, PA 19482.

     JOHN C. BOGLE, Chairman and Trustee *
       Chairman and Director of The Vanguard Group, Inc., and of each of the investment companies in The Vanguard Group; Director of The Mead Corporation, General Accident Insurance and Chris-Craft
       Industries, Inc.

     JOHN J. BRENNAN, President, Chief Executive Officer and Trustee *
       President, Chief Executive Officer and Director of The Vanguard Group, Inc., and of each of the investment companies in The Vanguard Group.

     ROBERT E. CAWTHORN, Trustee
       Chairman Emeritus and Director of Rhone-Poulenc Rorer, Inc.; Director of Sun Company, Inc. and Westinghouse Electric
       Corporation.

     BARBARA BARNES  HAUPTFUHRER, Trustee
       Director of The Great Atlantic and Pacific Tea Company, ALCO Standard, Corp., Raytheon Company, Knight-Ridder, Inc., and Massachusetts Mutual Life Insurance Co; and Trustee Emerita of Wellesley College.

     BRUCE K. MACLAURY, Trustee
       President Emeritus of The Brookings Institution; Director of American Express Bank, Ltd., The St. Paul Companies, Inc. and National Steel Corporation.

     BURTON G. MALKIEL, Trustee
       Chemical Bank Chairman's Professor of Economics, Princeton
       University; Director of Prudential Insurance Co. of America, Amdahl Corporation, Baker Fentress & Co., The Jeffrey Co., and Southern New England Communications Company.

     ALFRED M. RANKIN, Jr., Trustee
       Chairman, Pres. and Chief Executive Officer of NACCO Industries, Inc.; Director of The BFGoodrich Company and The Standard
       Products Company.

     JOHN C. SAWHILL, Trustee
       President and Chief Executive Officer, The Nature Conservancy; formerly, Director and Senior Partner, McKinsey & Co. and,
       President, New York University; Director of Pacific Gas and Electric Company, Proctor & Gamble Company and NACCO
       Industries.

     JAMES O. WELCH, Jr., Trustee
       Retired Chairman of Nabisco Brands, Inc., retired Vice Chairman and Director of RJR Nabisco; Director of TECO Energy, Inc. and
       Kmart Corporation.

     J. LAWRENCE WILSON, Trustee
       Chairman and Chief Executive Officer of Rohm & Haas Company; Director of Cummins Engine Company; and Trustee of Vanderbilt University.

     RAYMOND J. KLAPINSKY, Secretary *
       Senior Vice President and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

     RICHARD F. HYLAND, Treasurer *
       Treasurer of The Vanguard Group, Inc. and of each of the investment companies in The Vanguard Group.

     KAREN E. WEST, Controller *
     Principal of The Vanguard Group, Inc.; Controller of each of the investment companies in The Vanguard Group.

     -------------------
     *Officers of the Fund are "interested persons" as defined in the Investment Company Act of 1940.

The Vanguard Group
     Vanguard Preferred Stock Fund is a member of The Vanguard Group of Investment Companies. Through their jointly-owned subsidiary, The Vanguard Group, Inc. ("Vanguard"), the Fund and the other Funds in the Group obtain at-cost virtually all of their corporate management, administrative and distribution services. Vanguard also provides investment advisory services on an at-cost basis to a number of the Vanguard Funds.

     Vanguard employs a supporting staff of management and administrative personnel needed to provide the requisite services to the Funds and also furnishes the Funds with necessary office space, furnishings and equipment. Each Fund pays its share of Vanguard's total expenses which are allocated among the Funds under methods approved by the Board of Trustees (Directors) of each Fund. In addition, each Fund bears its own direct expenses, such as legal, auditing and custodian fees.

     The Vanguard Group adheres to a Code of Ethics established pursuant to Rule 17j-1 under the Investment Company Act of 1940. The Code is designed to prevent unlawful practices in connection with the purchase or sale of securities by persons associated with Vanguard. Under Vanguard's Code of Ethics certain Officers and employees of Vanguard who are considered access persons are permitted to engage in personal securities transactions. However, such transactions are subject to procedures and guidelines substantially similar to those recommended by the mutual fund industry and approved by the U.S. Securities and Exchange Commission.

     The Vanguard Group was established and operates under a Funds' Service Agreement which was approved by the shareholders of each of the Funds. The amounts which each of the Funds has invested are adjusted from time to time in order to maintain the proportionate relationship between each Fund's relative net assets and its contribution to Vanguard's capital. The Funds' Service Agreement provides as follows: (1) each Vanguard Fund may invest a maximum of .40% of its current net assets in Vanguard, and (2) there are no restrictions on the maximum aggregate cash investment that the Vanguard Funds may make in Vanguard. At October 31, 1996, the Fund had contributed capital of $27,000 to Vanguard, representing 0.1% of Vanguard's capitalization.

Management
     Corporate management and administrative services include: (1) executive staff; (2) accounting and financial; (3) legal and regulatory; (4) shareholder account maintenance; (5) monitoring and control of custodian relationships; (6) shareholder reporting; and (7) review and evaluation of advisory and other services provided to the Funds by third parties. During the fiscal year ended October 31, 1996, the Fund's share of Vanguard's actual net costs of operation relating to management and administrative services (including transfer agency) totaled approximately $585,000.

Distribution
     Vanguard provides all distribution and marketing activities for the Funds in the Group. Vanguard Marketing Corporation, a wholly-owned subsidiary of The Vanguard Group, Inc., acts as Sales Agent for shares of the Funds, in connection with any sales made directly to investors in the states of Florida, Missouri, New York, Ohio, Texas and such other states as it may be required.

     The principal distribution expenses are for advertising, promotional materials and marketing personnel. Distribution services may also include organizing and offering to the public, from time to time, one or more new investment companies which will become members of the Group. The Directors and Officers of Vanguard determine the amount to be spent annually on distribution activities, the manner and amount to be spent on each Fund, and whether to organize new investment companies.

     One half of the distribution expenses of a marketing and promotional nature is allocated among the Funds based upon their relative net assets. The remaining one half of these expenses is allocated among the Funds based upon each Fund's sales for the preceding 24 months relative to the total sales of the Funds as a Group, provided, however, that no Fund's aggregate quarterly rate of contribution for distribution expenses of a marketing and promotional nature shall exceed 125% of the average distribution expense rate for the Group, and that no Fund shall incur annual distribution expenses in excess of .20 of 1% of its average month-end net assets.
During the fiscal year ended October 31, 1996, the Fund paid approximately $65,000 of the Group's distribution and marketing expenses, which represented an effective annual rate of .02 of 1% of the Fund's average net assets.

Investment Advisory Services
     Vanguard provides investment advisory services to Vanguard Money Market Reserves, Vanguard Treasury Fund, Vanguard Bond Index Fund, Vanguard
Index Trust, Vanguard Admiral Funds, Vanguard Balanced Index Fund, Vanguard International Equity Index Fund, Vanguard Institutional Index Fund, Vanguard Tax-Managed Fund, Aggressive Growth Portfolio of Vanguard Horizon Fund, Vanguard REIT Index Portfolio, the Total International Portfolio of the
STAR Fund, Vanguard Municipal Bond Fund; several Portfolios of Vanguard Fixed Income Securities Fund, several Portfolios of Vanguard Variable Insurance Fund, Vanguard California Tax-Free Fund, Vanguard Florida Insured Tax-Free Fund, Vanguard New Jersey Tax-Free Fund, Vanguard Ohio Tax-Free Fund, Vanguard New York Insured Tax-Free Fund, Vanguard Pennsylvania Tax-Free Fund, a portion of Vanguard/Windsor II, a portion of Vanguard/Morgan Growth Fund as well as several indexed separate accounts. These services are provided on an at-cost basis from a money management staff employed directly by Vanguard. The compensation and other expenses of this staff are paid by the Funds utilizing these services.

Remuneration of Trustees and Officers
     The Fund pays each Trustee who is not also an Officer an annual fee plus travel and other expenses incurred in attending Board meetings. The Fund's Officers and employees are paid by Vanguard which, in turn, is reimbursed by the Fund, and each other Fund in the Group, for its proportionate share of Officers' and employees' salaries and retirement benefits. The Fund's proportionate share of remuneration paid by Vanguard (and reimbursed by the Fund) during the 1996 fiscal year to all Officers of the Fund, as a group, was approximately $8,867.

     Upon retirement, Trustees who are not Officers are paid an annual fee based upon the number of years of service on the Board. The fee is equal to $1,000 for each year of service on the Board up to a maximum of fifteen years. Under its retirement plan, Vanguard contributes annually an amount equal to 10% of each eligible Officer's annual compensation plus 5.7% of that part of the eligible Officer's compensation during the year, if any, that exceeds the Social Security Taxable Wage Base then in effect. Under its thrift plan, all eligible Officers are permitted to make pre-tax contributions in an amount equal to 4% of total compensation which are matched by Vanguard on a 100% basis. The Fund's proportionate share of retirement contributions made by Vanguard under its retirement and thrift plans on behalf of all eligible Officers of the Fund, as a group, during the 1996 fiscal year was approximately $150.

     The following table provides detailed information with respect to the amounts paid or accrued for the Trustees, and the Officers of the Fund, for the fiscal year ended October 31, 1996.

                       VANGUARD PREFERRED STOCK FUND
                             COMPENSATION TABLE

----------------------------------------------------------------------------------------------------
                              Aggregate      Pension or         Estimated         Total Compensation
                              Compensation   Retirement         Annual Benefits   From All Vanguard
                              From Fund      Benefits Accrued   Upon Retirement   Funds Paid to
                                             As Part of                           Trustees (2)
Names of Trustees                            Fund Expenses
----------------------------------------------------------------------------------------------------
John C. Bogle (1)                 --              --                 --                 --
John J. Brennan (1)               --              --                 --                 --
Barbara Barnes Hauptfuhrer       $107             $17              $15,000            $65,000
Robert E. Cawthorn               $107             $14              $13,000            $65,000
Bruce K. MacLaury                $116             $16              $12,000            $60,000
Burton G. Malkiel                $107             $11              $15,000            $65,000
Alfred M. Rankin, Jr.            $107             $ 9              $15,000            $65,000
John C. Sawhill                  $107             $10              $15,000            $65,000
James O. Welch, Jr.              $107             $13              $15,000            $65,000
J. Lawrence Wilson               $107             $ 9              $15,000            $65,000
----------------------------------------------------------------------------------------------------
(1) As "Interested Trustees," Messrs. Bogle and Brennan receive no compensation for their service.
(2) The amounts reported in this column reflect the total compensation paid to each Trustee for their service as Director or Trustee of 34 Vanguard Funds (33 in the case of Mr. Malkiel; 27 in the case of Mr. MacLaury).


                        INVESTMENT ADVISORY SERVICES
     The Fund employs Wellington Management Company, LLP (the
"Adviser") under an investment advisory agreement dated August 1, 1996 to manage the investment and reinvestment of the assets of the Fund and to continuously review, supervise and administer the Fund's investment program. The Adviser discharges its responsibilities subject to the control of the Officers and Trustees of the Fund.

     The Fund pays the Adviser an advisory fee at the end of each fiscal quarter, calculated by applying a quarterly rate, based on the following annual percentage rates, to the Fund's average month-end net assets for the quarter:

              Net Assets                                Rate
              ----------                               ----
          First $200 million ......................   .150%
          Next $200 million .......................   .100%
          Assets in excess of $400 million ........   .075%

     During the fiscal years ended October 31, 1994, 1995 and 1996, the Fund paid advisory fees of $817,000, $706,669, and $394,000, respectively. In 1994, 1995 and through July 31, 1996, fees were paid under an advisory agreement that provided for a higher rate of fees.

     The present agreement continues until July 31, 1998 and is renewable thereafter, for successive one-year periods, only if each renewal is specifically approved by a vote of the Fund's Board of Trustees, including the affirmative votes of a majority of the Trustees who are not parties to the contract or "interested persons" (as defined in the Investment Company Act of 1940) of any such party, cast in person at a meeting called for the purpose of considering such approval.

     The Fund's Board of Trustees may, without the approval of shareholders, provide for:

     A. The employment of a new investment adviser pursuant to the terms of a new advisory agreement, either as a replacement for an existing adviser or as an additional adviser.

     B. A change in the terms of an advisory agreement.

     C. The continued employment of an existing adviser on the same advisory contract terms where a contract has been assigned because of a change in control of the adviser.

     Any such change will only be made upon not less than 30 days' prior written notice to shareholders, which shall include the information concerning the adviser that would have normally been included in a proxy statement.

Description of the Adviser
     Wellington Management Company, 75 State Street, Boston, MA 02109, is a Massachusetts limited liability partnership, of which the following persons are managing partners: Robert W. Doran, Duncan M. McFarland and John
R. Ryan.

                           PORTFOLIO TRANSACTIONS
     The investment advisory agreement authorizes the Adviser (with the approval of the Fund's Board of Trustees) to select the brokers or dealers that will execute the purchases and sales of portfolio securities for the Fund and directs the Adviser to use its best efforts to obtain the best available price and most favorable execution as to all transactions for the Fund. The Adviser has undertaken to execute each investment transaction at a price and commission which provides the most favorable total cost or proceeds reasonably obtainable under the circumstances.

     In placing portfolio transactions, the Adviser will use its best judgment to choose the broker most capable of providing the brokerage services necessary to obtain best available price and most favorable execution. The full range and quality of brokerage services available will be considered in making these determinations. In those instances where it is reasonably determined that more than one broker can offer the brokerage services needed to obtain the best available price and most favorable execution, consideration may be given to those brokers which supply investment research and statistical information and provide other services in addition to execution services to the Fund and/or the Adviser. The Adviser considers such information useful in the performance of its obligations under the agreement but is unable to determine the amount by which such services may reduce its expenses.

     The investment advisory agreement also incorporates the concepts of Section 28(e) of the Securities Exchange Act of 1934 by providing that, subject to the approval of the Fund's Board of Trustees, the Adviser may cause the Fund to pay a broker-dealer which furnishes brokerage and research services a higher commission than that which might be charged by another broker-dealer for effecting the same transaction; provided that such commission is deemed reasonable in terms of either that particular transaction or the overall responsibilities of the Adviser to the Fund and the other Funds in the Group.

     Currently, it is the Fund's policy that the Adviser may at times pay higher commissions in recognition of brokerage services felt necessary for the achievement of better execution of certain securities transactions that otherwise might not be available. The Adviser will only pay such higher commissions if it believes this to be in the best interest of the Fund. Some brokers or dealers who may receive such higher commissions in recognition of brokerage services related to execution of securities transactions are also providers of research information to the Adviser and/or the Fund. However, the Adviser has informed the Fund that it will not pay higher commission rates specifically for the purpose of obtaining research services.

     Since the Fund does not market its shares through intermediary brokers or dealers, it is not the Fund's practice to allocate brokerage or principal business on the basis of sales of its shares which may be through such firms. However, the Fund may place portfolio orders with qualified broker-dealers who recommend the Fund to other clients, or who act as agent in the purchase of the Fund's shares for their clients, and may, when a number of brokers and dealers can provide comparable best price and execution on a particular transaction, consider the sale of Fund shares by a broker or dealer in selecting among qualified broker-dealers.

     During the fiscal years ended October 31, 1994, 1995 and 1996 the Fund paid $6,726, $509 and $7,554 in brokerage commissions, respectively.

     Some securities considered for investment by the Fund may also be appropriate for other Funds and/or clients served by the Adviser. If purchase or sale of securities consistent with the investment policies of the Fund and one or more of these other Funds or clients served by the Adviser are considered at or about the same time, transactions in such securities will be allocated among the several Funds and clients in a manner deemed equitable by the Adviser.

                            GENERAL INFORMATION
Description of Shares and Voting Rights
     The Fund was originally organized as a Maryland corporation in 1975. On November 12, 1984 the Fund was reorganized into a Pennsylvania business trust which was created solely for that purpose. The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest, without par value.

     The shares of the Fund are fully paid and non-assessable, except as set forth under "Shareholder and Trustee Liability," and have no preference as to conversion, exchange, dividends, retirement or other features. The shares have no pre-emptive rights. The shares have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so. A shareholder is entitled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in his name on the books of the Fund. On any matter submitted to a vote of shareholders, all shares of the Fund then issued and outstanding and entitled to vote, irrespective of the class, shall be voted in the aggregate and not by class: except (i) when required by the Investment Company Act of 1940, shares shall be voted by individual class; and (ii) when the matter does not affect any interest of a particular class, then only shareholders of the affected class or classes shall be entitled to vote thereon.

     The Fund will continue without limitation of time, provided however that:

     1) Subject to the majority vote of the holders of shares of the Fund outstanding, the Trustees may sell or convert the assets of the Fund to another investment company in exchange for shares of such investment company, and distribute such shares, ratably among the shareholders of the Fund; and

     2) Subject to the majority vote of shares of the Fund outstanding, the Trustees may sell and convert into money the assets of the Fund and distribute such assets ratably among the shareholders of the Fund.

     Upon completion of the distribution of the remaining proceeds or the remaining assets of the Fund as provided in paragraphs 1) and 2) above, the Fund shall terminate and the Trustees shall be discharged of any and all further liabilities and duties hereunder and the right, title and interest of all parties shall be cancelled and discharged.

Shareholder and Trustee Liability
     Under Pennsylvania law, shareholders of a trust may, under certain circumstances, be held personally liable as partners for the obligations of the Trust. Therefore, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Fund or the Trustees. The Declaration of Trust provides for indemnification out of the Fund property of any shareholder held personally liable for the obligations of the Fund. The Declaration of Trust also provides that the Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations. The Trustees and officers of the Fund believe that, in view of the above, the risk of personal liability to shareholders is remote.

     The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

                            FINANCIAL STATEMENTS
     The Fund's Financial Statements for the year ended October 31, 1996, including the financial highlights for each of the five fiscal years in the period ended October 31, 1996, appearing in the Vanguard Preferred Stock Fund 1996 Annual Report to Shareholders, and the report thereon of Price Waterhouse LLP, independent accountants, also appearing therein, are incorporated by reference in this Statement of Additional Information. The Fund's 1996 Annual Report to Shareholders is enclosed with this Statement of Additional Information. For a more complete discussion of the Fund's performance, please see the Fund's 1996 Annual Report to Shareholders, which may be obtained without charge.

                            PERFORMANCE MEASURES
     Vanguard may use reprinted material discussing The Vanguard Group, Inc. or any of the member funds of The Vanguard Group of Investment Companies.
     Each of the investment company members of The Vanguard Group, including Vanguard Preferred Stock Fund, may, from time to time, use one or more of the following unmanaged indices for comparative performance purposes.

Standard and Poor's 500 Composite Stock Price Index--is a well diversified list of 500 companies representing the U.S. Stock Market.
Wilshire 5000 Equity Index--consists of more than 7,000 common equity securities, covering all stocks in the U.S. for which daily pricing is available.
Wilshire 4500 Equity Index--consists of all stocks in the Wilshire 5000 except for the 500 stocks in the Standard and Poor's 500 Index.
Morgan Stanley Capital International EAFE Index--is an arithmetic, market value-weighted average of the performance of over 900 securities listed on the stock exchanges of countries in Europe, Australia and the Far East.
Goldman Sachs 100 Convertible Bond Index--currently includes 71 bonds and 29 preferreds. The original list of names was generated by screening for convertible issues of $100 million or greater in market capitalization. The index is priced monthly.
Salomon Brothers GNMA Index--includes pools of mortgages originated by private lenders and guaranteed by the mortgage pools of the Government National Mortgage Association.
Salomon Brothers High-Grade Corporate Bond Index--consists of publicly issued, non-convertible corporate bonds rated AA or AAA. It is a value-weighted, total return index, including approximately 800 issues with maturities of 12 years or greater.


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Lehman Brothers Aggregate Bond Index--is a market weighted index that contains over 4,000 individually priced U.S. Treasury, agency, corporate, and mortgage pass-through securities corporate rated BBB- or better. The Index has a market value of over $4 trillion.
Lehman Brothers Mutual Fund Short (1-5) Government/Corporate Index--is a market weighted index that contains over 1,500 individually priced U.S. Treasury, agency, and corporate investment grade bonds rated BBB- or better with maturities between 1 and 5 years. The index has a market value of over $1.3 trillion.
Lehman Brothers Mutual Fund Intermediate (5-10) Government/Corporate Index-- is a market weighted index that contains over 1,500 individually priced U.S. Treasury, agency, and corporate securities rated BBB- or better with maturities between 5 and 10 years. The index has a market value of over $600 billion.
Lehman Brothers Mutual Fund Long (10+) Government/Corporate Index--is a market weighted index that contains over 1,900 individually priced U.S. Treasury, agency, and corporate securities rated BBB- or better with maturities greater than 10 years. The index has a market value of over $900 billion.
Lehman Long-Term Treasury Bond Index--is composed of all bonds covered by the Shearson Lehman Hutton Treasury Bond Index with maturities of 10 years or greater.
Merrill Lynch Corporate & Government Bond Index--consists of over
     4,500 U.S. Treasury, Agency and investment grade corporate bonds. Lehman Corporate (Baa) Bond Index--all publicly offered fixed rate, nonconvertible domestic corporate bonds rated Baa by Moody's, with a maturity longer than 1 year and with more than $25 million outstanding. This index includes over 1,000 issues.
Lehman Brothers Long-Term Corporate Bond Index--is a subset of the Lehman
     Corporate Bond Index covering all corporate, publicly issued, fixed-rate, nonconvertible U.S. debt issues rated at least Baa, with at least $50 million principal outstanding and maturity greater than 10 years.
Bond Buyer Municipal (20 year) Bond Index--is a yield index on current coupon high grade general obligation municipal bonds.
Standard & Poor's Preferred Index--is a yield index based upon the average yield of four high grade, noncallable preferred stock issues.
NASDAQ Industrial Index--is composed of more than 3,000 industrial issues.
     It is a value-weighted index calculated on price change only and does not include income.
Composite Index--70% Standard & Poor's 500 Index and 30% NASDAQ Industrial
     Index.
Composite Index--65% Standard & Poor's 500 Index and 35% Lehman Long-Term
     Corporate AA or Better Bond Index.
Composite Index--65% Lehman Long-Term Corporate AA or Better Bond Index and a 35% weighting in a blended equity composite (75% Standard & Poor's / BARRA Value Index and 25% Standard & Poor's Utilities Index).
Lehman Long-Term Corporate AA or Better Bond Index--consists of all publicly issued, fixed rate, nonconvertible investment grade, dollar-denominated, SEC-registered corporate debt rated AA or AAA.

             APPENDIX -- DESCRIPTION OF PREFERRED STOCK RATINGS
     Excerpts from Moody's Investor Service, Inc. description of its four highest preferred stock ratings: aaa -- considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks; aa -- considered a high-grade preferred stock. This rating indicates that there is reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future; a -- considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the aaa and aa classifications, earning and asset protection are, nevertheless, expected to be maintained at adequate levels; baa -- considered to be lower-medium grade, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

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     Excerpts from Standard & Poor's Corporation description of its four highest preferred stock ratings:

     Quality ratings are expressed by symbols like those rating bonds. They are independent of Standard & Poor's bond ratings, however, in the sense that they are not necessarily graduated downward from the rankings accorded the issuing company's debt. They represent a considered judgment of the relative security of dividends, and -- what is thereby implied -- the prospective yield stability of the stock. The four highest ratings are AAA -- Prime; AA -- High Grade; A -- Sound; BBB -- Medium Grade.



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